UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

Four Leaf Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41646	88-1178935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Park Offices Drive, Suite 300-4133

Durham, NC 27713

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 212-479-1923

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	FORLU	OTCMarkets
Class A common stock, par value $0.0001 per share	FORL	OTCMarkets
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FORLW	OTCMarkets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 — DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

(A) DEPARTURES OF DIRECTORS AND OFFICERS

Effective July 7, 2026, the following directors resigned from the Board of Directors (the “Board”) of Four Leaf Acquisition Corporation (the “Company”):

●	Alvin Wang

●	Stephen Markscheid

●	Rahul Mewawalla

The resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The departures are part of a comprehensive governance restructuring in connection with the Company’s strategic repositioning.

Effective July 7, 2026, Ms. Coco Kou, Chief Financial Officer of the Company resigned from her position with the Company, effective immediately. The resignation was not the result of any disagreement with the Company relating to its operations, policies, or practices, including, without limitation, any matters relating to the Company’s accounting principles or practices, financial statement disclosures, internal controls, or management.

(B) APPOINTMENT OF DIRECTORS AND OFFICERS

Effective as of July 7, 2026, each of Nanuk Warman, Jay Izso and Mark DiSabato was appointed as independent director to the Company’s Board of Directors. Effective July 7, 2026, each of Nanuk Warman, Jay Izso and Mark DiSabato was also appointed to the Board’s audit committee and compensation committee, with Mr. Warman serving as the chair of the audit committee and Mr. Izso serving as the chair of the compensation committee.

Mr. Nanuk Warman currently serves as Chief Financial Officer of CitroTech, Inc. (NYSE: CITR) and is the founder and President of PubCo Reporting Solutions, Inc., a boutique accounting and reporting firm he has led for more than 15 years. He previously served as interim Chief Financial Officer of Data443 Risk Mitigation, Inc. from December 2021 through August 2022. Mr. Warman has over 27 years of experience in financial oversight, regulatory compliance, and audit functions for publicly traded companies, including guiding uplisting transitions from OTC Markets to NASDAQ and NYSE American. He holds the CPA designation from Chartered Professional Accountants of British Columbia and is a CFA charter holder from the CFA Institute. The Board has determined that Nanuk Warman qualifies as an “Audit Committee Financial Expert” as defined by Item 407(d)(5)(ii) of Regulation S-K and Rule 3b-5 of the Securities Exchange Act of 1934.

Mr. Warman served as interim Chief Financial Officer of Data443 Risk Mitigation, Inc. from December 3, 2021 through September 8, 2022. This prior engagement has no continuing relationship with the Company.

Mr. Jay Izso is an Executive Performance Coach and organizational consultant with more than 20 years of experience advising CEOs and founders of growth-stage companies on behavioral dynamics, organizational performance, and strategic alignment. He has held faculty positions teaching psychology at the university level and has recent client engagements leading organizational restructuring around AI adoption, achieving significant cost savings and positioning companies for acquisition. Mr. Izso is a member of the National Speakers Association and the Society for Consulting Psychology, a multi-award-winning author, and host of the leadership podcast A New Direction. He received graduate training from Washington State University’s Human Behavior Laboratory and has clinical assessment experience in forensic psychology.

Mr. Izso provided sales and executive strategy consulting services to Data443 Risk Mitigation, Inc. from December 31, 2024 through May 2026. This prior engagement has fully terminated with no outstanding payments or continuing relationship with the Company.

Mr. Mark DiSabato is a governance, risk, and compliance executive with over 22 years of experience leading enterprise-wide security, policy, and oversight frameworks across major financial institutions and global corporations. He currently serves as Head of Information Security at the National Bank of Egypt’s New York Branch and has previously held senior leadership positions at Citi, Deutsche Bank, and Shutterstock. Mr. DiSabato is a U.S. Army veteran with a background in signals intelligence and cryptanalysis. He holds an M.S. in Information Systems Management from Carnegie Mellon University and an MBA from the University of Pittsburgh’s Katz Graduate School of Business, and carries advanced certifications including CISSP, CISA, CRISC, and CDPSE.

Each of Mr. Nanuk Warman, Mr. Jay Izso, and Mr. Mark DiSabato has been determined by the Board to be independent under the applicable standards of the Securities and Exchange Commission. There are no arrangements or understandings between Mr. Warman, Mr. Izso, or Mr. DiSabato and any other persons pursuant to which they were appointed as directors. There are no related party transactions involving Mr. Warman, Mr. Izso, or Mr. DiSabato that would require disclosure under Item 404(a) of Regulation S-K.

Effective as of July 7, 2026, the Board appointed Greg McCraw as Chief Financial Officer of the Company. Mr. McCraw, 63, has more than 30 years of experience in public and corporate accounting and finance for US and international publicly listed companies, specializing in US GAAP financial reporting requirements. He advised and assisted public companies, government-sponsored entities, and federal agencies in restating and filing timely reporting as well as monitoring regulatory compliance. Mr. McCraw has served as the Chief Financial Officer of Data443 Data Risk Mitigation, Inc since September 6, 2022. Immediately prior to joining Data443 Data Risk Mitigation, Inc, Mr. McCraw was the Vice President of Finance for Light Wave Dental Management from January 2021 through August 2022. From August 2016 until January 2021, he was Managing Director of FMAC Group, LLC, a finance and accounting consulting firm providing services to top 100 financial institutions. Mr. McCraw is a North Carolina State University graduate with a BA in Accounting, Certified Public Accountant licensed in NC, and Certified in Financial Forensics by the AICPA.

ITEM 8.01 OTHER EVENTS

On July 7, 2026, the Company moved its headquarters to 600 Park Offices Drive, Suite 300-4133, Durham, NC 27713. The Company’s telephone number has been updated to the following, phone: 919-526-1070.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2026	FOUR LEAF ACQUISITION CORPORATION

	BY:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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